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                                AGREEMENT OF SALE

                             dated December 11, 1996

                                     between

    Southern Professional Associates, Inc. d/b/a Paerdegat Physical Therapy,
              Maple Health, Inc. d/b/a/ Sportset Physical Therapy,
      Southern Professional Associates, Inc. d/b/a Atrium Physical Therapy, Northern Professional Associates, Inc. d/b/a Sportset-Syosset Physical Therapy,
   Mark A. Gentile, James O'Neill, Robert Einemann and Bernard Posner, Sellers

                                       and

                        Oak Tree Medical Management, Inc.

                                    Purchaser

                                AGREEMENT OF SALE

AGREEMENT OF SALE, made December 11, 1996, among MAPLE HEALTH, INC. ("Maple"), a New York corporation doing business as Sportset Physical Therapy located at 70 Maple Avenue, Rockville Centre, New York 11570, NORTHERN PROFESSIONAL ASSOCIATES INC. ("Northern") a New York corporation doing business as Sportset- Syosset Physical Therapy located at 10 Gordon Drive, Syosset, New York 11791, SOUTHERN PROFESSIONAL ASSOCIATES, INC. ("Southern"), a New York corporation doing business as Paerdegat Physical Therapy located at 1500 Paerdegat Avenue North, Brooklyn, New York 11236 and as Atrium Physical Therapy located at 235 Mill Street, Lawrence, New York 11559 (collectively the "Corporate Sellers"), MARK GENTILE ("Gentile") , an individual residing at 3026 Club House Road, Merrick, NY 11566, JAMES O'NEILL ("O'Neill"), an individual residing at 856 South Long Beach Avenue, Freeport, NY 11520, ROBERT EINEMANN ("Einemann"), an individual residing at 951 Woodoak Drive, Baldwin, NY 11510, and BERNARD POSNER ("Posner"), an individual residing at 3903 Nostrand Ave., Brooklyn, NY 11235, (collectively the Shareholders), all parties collectively known as "Sellers," and STEVEN ROTWEIN, P.T., P.C.("Rotwein"), the Specialist Provider, billing entity and medical manager at each of the above-mentioned business locations of Maple, Northern and Southern, and Oak Tree Medical Management, Inc., a New York corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Purchaser").

                              W I T N E S S E T H:
                              --------------------

WHEREAS, Purchaser desires to acquire, and Sellers desire to sell, the assets of the corporations known as Northern Professionals, Inc., Southern Professionals, Inc. and Maple Health, Inc., such corporations doing business as noted herein and hereinafter specified, upon the terms and conditions hereinafter set forth, and

WHEREAS, Gentile, O'Neill, Einemann and Posner are the Shareholders of Corporate Sellers,

WHEREAS, Steven Rotwein, P.T., P.C. is the Specialist Provider billing entity and medical manager of the business locations,

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1. Agreement To Sell. Sellers agree to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, all of the assets of the businesses of Sellers as noted herein. Rotwein agrees to cooperate with Sellers for the purpose of effectuating the transfer of the businesses, as outlined herein.

2. The Assets of the Corporation. It is the understanding of the parties that Sellers are the owners of the following assets (the "Assets"):

     (a) the equipment and general assets described in Exhibit A-1 hereto and all similar equipment acquired or owned by the businesses on or before the closing date (the "General Assets");

     (b) the furniture, fixtures and improvements described in Exhibit A-2 hereto and all similar items acquired or owned by the businesses on or before the closing date (the "Improvements");

     (c)  the leases described in Exhibit A-3 hereto (the "Leases");

     (d) the equipment leases, contracts and agreements described in Exhibit A-4 hereto (the "Contracts");

     (e)  the Contractual Rights which sellers have with Rotwein;

     (f) the bank accounts, lines of credit and safe deposit boxes (including a list of the persons authorized to access the bank accounts and safe deposit boxes), described in Exhibit A-5 hereto (the "Bank Accounts and Boxes");

Notwithstanding anything to the contrary contained herein, there shall be excluded from the Assets, all cash on hand and in Sellers' bank accounts, and accounts receivable..

3. Purchase Price. The purchase price to be paid by Purchaser is One Million Four Hundred Seventy Five Thousand Dollars ($1,475,000), plus Six Thousand (6,000) shares of Oak Tree Medical Systems, Inc. stock, payable as follows:

     (a) Two Hundred Twenty Five Thousand Dollars ($225,000) at the closing, less any downpayment or loans already received by Sellers.

     (b)  Six Thousand (6,000) shares of stock given at closing.

     (c) Five Hundred Thousand Dollars ($500,000.00) at the closing by giving Sellers a Promissory Note, attached as Exhibit B hereto in said principal amount, and paying such terms as indicated in Exhibit B. IN NO CASE SHALL PURCHASER BE RESPONSIBLE FOR ANY INDEBTEDNESS OF SELLERS, OTHER THAN AS INDICATED HEREIN.

     (d) One Hundred Thousand Dollars ($100,000), payable quarterly in three equal installments, over three quarters (9 months), from the date of closing.

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

     (e) Five Hundred Fifty Thousand Dollars ($550,000.00) in the form of Oak Tree Medical Systems, Inc. common stock. If, during the next eighteen
          (18) months from closing, the common stock reaches a trading price of seven ($7.00) dollars per share or more, and remains at that level for at least one full business week (M-F) during the eighteen month term, then Seventy-Eight Thousand Five Hundred Seventy-One (78,571) shares of common stock shall be issued to Sellers in satisfaction of the selling price. If, during the next eighteen (18) months from closing the common stock never reaches the seven ($7.00) dollar per share threshold for one week, then One Hundred Thousand (100,000) shares of common stock shall be issued to Sellers in satisfaction of the selling price. Purchaser's parent, Oak Tree Medical Systems, Inc., will reserve at closing the appropriate stock to be transferred, in support of the obligations of Purchaser. Purchaser's parent signs this Agreement only for the purpose of acknowledging this provision. Delivery of the stock to be paid to the Sellers pursuant to this sub-paragraph shall be made on the 25th monthly anniversary of the closing, provided, however, that Sellers have faithfully and fully performed all of their duties and obligations set forth in paragraph ten (10) below through the 25th monthly anniversary of the closing, and provided that Maple Health, Inc. and Mark Gentile have not voluntarily terminated their employment with Purchaser as set forth in the Employment and Management Agreement dated at closing.

     (f) One Hundred Thousand Dollars ($100,000) in the form of Fourteen Thousand Two Hundred Eighty Six (14,286) shares of Oak Tree Medical Systems, Inc. common stock, to be given to the Brooklyn Facility Landlords, in the names of Arnold Marshall and Richard Marshall, in consideration of that Landlord's commitment to establish a new leasehold relationship with purchaser. Eighteen months from the closing the Fourteen Thousand Two Hundred Eight-six (14,286) shares of Oak Tree Medical Systems, Inc. common stock shall be issued as required in the sub-paragraph.. Purchaser's parent, Oak Tree Medical Systems, Inc., will reserve at closing the appropriate stock to be transferred, in support of the obligations of Purchaser. Purchaser's parent signs this Agreement only for the purpose of acknowledging this provision. Unless otherwise agreed to in writing, the closing in this Agreement of Sale and the Agreement of Sale between Steven Rotwein, P.C. and Purchaser shall be contingent upon the execution of the lease agreement between Purchaser and the Brooklyn Landlord.

All shares hereunder will be unregistered, restricted securities within the meaning of the federal securities laws and will contain the appropriate legends.

3A. Performance Incentive Agreement. As additional consideration, performance incentive payments will be made as noted in Exhibit D.

4. The Closing. The "closing" means the settlement of the obligations of Sellers and Purchaser to each other under this agreement, including the payment of the purchase price to Sellers as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof. The closing shall be held at the offices of Purchaser and shall take place on or about December 6, 1996 (the "closing date").

5.  Closing  Documents.  At the  closing  Sellers  shall  execute and deliver to
Purchaser:

     (a)  an Assignment of the rights of the lessees under the Leases.


                                       4a

     (b) certified copies of resolutions duly adopted by the Boards of Directors and Shareholders of Corporate Sellers authorizing the sale of the Assets and the performance by Sellers of their obligations hereunder

     (c) an opinion of Sellers' counsel, Gallagher & Matthews of 11 Clinton Avenue, Rockville Center, NY 11570 dated as of the closing date, in form and substance satisfactory to Purchaser's counsel, stating such counsel's opinion that: (i) Corporations are duly organized, validly existing and in good standing under the laws of New York; (ii) Sellers have full power and authority, corporate and otherwise, to enter into this agreement and perform their obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Corporate Sellers of their obligations hereunder have been duly authorized by the Boards of Directors and Shareholders of Corporate Sellers and no further action or approval is required in order to constitute this agreement as the binding obligation of Sellers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Corporate Sellers of their obligations hereunder do not and will not violate any provision of the Certificates of Incorporation or Bylaws of Corporate Sellers; and (v) except as may be set forth in this agreement, such counsel is not representing Sellers in any suit, action or proceeding against them which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement, nor is Counsel aware of any other suits, actions, or proceedings which would affect this transaction.

     (d) the Certificates of Incorporation, Bylaws, filing receipts and other organizational documents of Corporate Sellers; any bills, vouchers, and records showing the ownership of the Assets used in the operations of Sellers; and all other books of account, records and contracts of Sellers; appropriate documentation evidencing Rotwein's relationship with Sellers and the Assets, including such documentation as is required to transfer Rotwein's interest in such Assets,

     (e)  Restrictive Covenant as enumerated in Article Ten (10),

     (f) Statements executed by Sellers, releasing and indemnifying Purchaser from any and all obligations and liabilities of Sellers, other than those specifically assumed herein,

     (g) such other instruments and information in form and substance satisfactory to Purchaser's attorneys as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Assets to be transferred under this agreement.

At the closing Sellers shall deliver to Purchaser all keys for the businesses. If any keys for the businesses or Assets are held by employees or others, Sellers shall identify such individuals, their addresses and their relationship to the Sellers. Sellers and Rotwein shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of and possession of the Assets. Sellers and Rotwein shall advise Purchaser of, and cause to be delivered to Purchaser, all applicable trade secrets and proprietary information pertaining to the Assets of the businesses.

At the closing Purchaser shall execute and deliver to Sellers:

     (i) an Assumption of the obligations of the lessees under the Leases and Equipment Contracts.

     (ii) the Promissory Note and appropriate Security Agreement evidencing the $500,000 debt.

    (iii) reciprocal   documentation   and   Counsel's   opinion  as  listed  in
          subparagraphs (b), (c), (d) and (f) above.

Except as expressly provided herein, Purchaser shall not be obligated to pay or perform any obligations or liabilities of Rotwein or Sellers including without limitation, obligations or liabilities of Rotwein or Sellers to their creditors or any legal, accounting, brokerage or finder's fees or any taxes or other expenses in connection with this agreement or the consummation of the transactions contemplated hereby.

6. Closing Adjustments. The following items shall be apportioned as of midnight of the day preceding the closing date:

     (a) rent, including any additional rent, under the Real Estate leases or Equipment leases

     (b)  taxes and applicable common charges under the leases

     (c)  water and sewer charges

     (d)  utilities , as applicable

     (e)  employee salaries and benefits

Any errors or omissions in computing apportionments shall be corrected after the closing, with both parties fully cooperating.

7. Representations And Warranties Of Sellers. Sellers represent and warrant to Purchaser as


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

follows:

     (a) Corporate Sellers are corporations duly organized and validly existing under the laws of New York, and are duly qualified to do business in New York. Corporate Sellers have full power and authority to own their properties and to conduct their businesses as now carried on, and to carry out and perform their undertakings and obligations as provided herein. The execution and delivery by Corporate Sellers of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Boards of Directors and Shareholders of Corporate Sellers and will not conflict with or breach any provision of the Certificates of Incorporation or Bylaws of Corporate Sellers, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Assets by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Sellers or Rotwein are a party, or which are or purport to be binding upon Sellers or Rotwein or which affect or purport to affect the Assets. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Sellers.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Sellers or Rotwein to constitute this agreement the binding and enforceable obligation of Sellers or to consummate the transactions contemplated hereby.

     (c) Sellers are the owners of and have good and marketable title to the Assets, free of all liens, claims and encumbrances, except as set forth herein.

     (d) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Sellers' and Rotwein's knowledge, threatened against Rotwein or Sellers, or the Assets. Sellers and Rotwein have complied with all laws and governmental rules and regulations applicable to the businesses or the Assets. Sellers and Rotwein have duly notified all insurance carriers or third party payers of any suspected or known claims or potential claims which may be asserted against Sellers, Rotwein or the Assets.

     (e) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Rotwein's and Sellers' knowledge, threatened against Rotwein, Seller, or the Assets. Neither Seller, Rotwein nor the Assets are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Assets or adversely affect the conduct of the businesses by Purchaser.

     (f)  Sellers have not entered into, and the Assets are not subject to, any:
          (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.

     (g) At the time of the closing, there will be no (secured or unsecured) creditors of Sellers, other than the holders of the Existing Indebtedness, Exhibit B. Such payments on the Existing Indebtedness are current and no payments are in arrears. General business creditors and equipment lessors are listed in Exhibit A-4 attached hereto. Except as set forth herein, Sellers shall be liable for all other obligations incurred by Sellers prior to closing.

     (h) The Leases are in full force and effect and without any default by Sellers thereunder. All copies of the Leases provided by Sellers to Purchaser are true and complete copies of the original Leases. The leases may be assigned to Purchaser.

     (i) Identified Contracts and Equipment Leases are in full force and effect and without any default by Sellers or thereunder. All copies of the Contracts and Leases provided by Sellers to Purchaser are true and complete copies of the original Contracts. Sellers are not indebted under any executory Contracts or Leases, except as may be set forth in Exhibit A-4 hereto.

     (j) Sellers have filed each tax return, including without limitation all income, excise, property, capital gain, sales, franchise and license tax returns, required to be filed by Sellers prior to the date hereof. Each such return is true, complete and correct, and Sellers have paid all taxes, assessments and charges of any governmental authority required to be paid by them and have created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Sellers' knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Sellers. Sellers' federal tax identification numbers are _________________. Sellers shall hold Purchaser harmless and indemnify Purchaser against all claims for taxes due from and owed by Sellers.

     (k) The attached financial statements in Exhibit C are true and accurate. The financial statements fairly and correctly present the financial position of the Corporate Sellers and will so represent such as of the date of closing.

At the closing Sellers and Rotwein, as applicable, shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

8. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Sellers as follows:

     (a) Purchaser is a corporation organized under the laws of New York, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its undertakings and
          obligations  as  provided  herein.   The  execution  and  delivery  by
          Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

     (c) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Purchaser's knowledge, threatened against Purchaser. Purchaser has complied with all laws and governmental rules and regulations. Purchaser has duly notified all insurance carriers or third party payers of any suspected or known claims or potential claims which may be asserted against Purchaser.

     (d) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser. Purchaser is not a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement.

     (e) Purchaser has filed each tax return, including without limitation all income, excise, property, capital gain, sales, franchise and license tax returns, required to be filed by Purchaser prior to the date hereof. Each such return is true, complete and correct, and Purchaser has paid all taxes, assessments and charges of any governmental authority required to be paid by Purchaser and has created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Purchaser's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Purchaser. Purchaser's' federal tax identification number is _________________. Purchaser shall hold Seller harmless and indemnify Seller against all claims for taxes due from and owed by Purchaser.

     (f) The attached financial statements in Exhibit C are true and accurate. The financial statements fairly and correctly present the financial position of the Purchaser and will so represent such as of the date of closing.

9. Conditions To Closing. The obligations of Purchaser to close hereunder are subject to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by Sellers under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b)  All  representations  or warranties of Sellers and Rotwein  herein are
          true  in  all  material   respects  as  of  the  closing  date.   Such
          representations and warranties shall also survive closing.

     (c)  Satisfactory results of financial audit, as required by Purchaser.

     (d)  All Assets are in good working order, as applicable.

     (e) On the closing date, there shall be no liens or encumbrances against the Assets, except as provided for herein.

     (f) The businesses of Sellers have been conducted only in the ordinary course of business. No contracts or purchase agreements/orders will have been entered into, other than in the ordinary course of business. No expenditures or credit purchases will be made by Sellers other than in the ordinary course of business.

     (g) Sellers, and their representatives and advisors will supply, upon request by Purchaser and its representatives, such pertinent information as may be required by Purchaser in order to conduct its due diligence survey of Sellers. It is agreed that any documents or information provided hereunder shall be kept in full and complete confidence.

     (h) All payments under the Existing Indebtedness are current and not in arrears, to date of closing.

     (i) Mark Gentile will agree to be employed by Purchaser, as evidenced by an


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

          Employment  Agreement  to be signed at closing,  whereby  Gentile will serve as full-time Facilities Manager of the four purchased facilities. Such employment agreement term will be established for a minimum of three (3) years, with Purchaser's sole option to extend such term for an additional two years. Gentile, as part of such employment terms, will agree to spearhead and participate in a facilities expansion program within the Long Island, NY area, or as agreed to otherwise.

     (j) Syosset facility rent will not exceed $5,500.00 per month for the first five years. Atrium facility rent will not exceed $6,500.00 per month for the first five years. Rockville Center facility rent will not exceed $12,000.00 per month for the first five years. Brooklyn facility rent will not exceed $6,000 per month and is expected to be approximately $4,500.00 per month.

Sellers promptly shall notify the Lessors under the Leases (the "Lessors") of the proposed assignment of the Leases to Purchaser, and shall request the consent of the Lessors thereto. Sellers and Purchaser shall furnish to the Lessors such information as may reasonably be required in connection with the procuring of such consent, and shall otherwise cooperate in an effort to expeditiously procure such consent. If the Lessors shall fail or refuse to grant such consent in writing within ten (10) days after the date of this agreement (the "Outside Date"), or shall require as a condition of the granting of such consent that additional consideration be paid to the Lessors which neither Sellers nor Purchaser are willing to pay, then Purchaser may terminate this agreement, by written notice to the shareholders Gentile and O'Neill, delivered within five days after the Outside Date.

If this agreement is terminated as provided above in this Article 9, Sellers shall return any payments made by Purchaser on account of the purchase price, whereupon all rights of Purchaser hereunder and to the businesses shall terminate, and neither Sellers nor Purchaser shall have any further claim against the other hereunder.

10. Restrictive Covenant Not to Compete.  Sellers will not, for a period of four
(4) years from the date of closing, either directly or indirectly, engage in the management or practice of physical therapy or related services, within lower Westchester County, NY (up to and including latitude of White Plains, NY), Fairfield County, CT and within a ten (10) mile radius of Sellers' current addresses as listed herein. The Restrictive Covenant provisions pertaining to Long Island, NY shall terminate if Purchaser discontinues the operation and management of its physical therapy centers on Long Island, NY. Sellers shall execute at closing, such documents as will evidence this surviving provision. To the extent a court of competent jurisdiction determines this provision to be too restrictive, the parties agree to abide by any modification acceptable to such court.

11. Indemnification. Each party hereto shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant or other provision (including lists and Exhibits) of this agreement by such party. Sellers shall indemnify and hold Purchaser harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Purchaser, due to Sellers' prior acts, omissions, negligence or other wrongful conduct. Purchaser shall indemnify and hold Seller harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Seller, due to Purchaser's acts, omissions, negligence or other wrongful conduct.

12. Risk Of Loss. The risk of loss to the Assets of the businesses sold hereunder, until the closing, is assumed and shall be borne by Sellers. Sellers agree to keep all of its Assets fully insured against any loss, either by fire, theft or casualty, to the date of closing. In the event that prior to closing, such Assets are totally or substantially damaged by reason of fire, theft or casualty, Purchaser may, in its sole discretion, terminate the within transaction. In such case, all money heretofore deposited with Sellers or Sellers' representative shall be refunded to Purchaser and the parties shall be released from any further liability hereunder. If the Purchaser elects to consummate this transaction despite such loss or damage, it may do so by paying the purchase price set forth herein, reduced by any insurance proceeds received by Sellers.

13. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement other than American Health Resources, LLC. Purchaser and Sellers shall indemnify, defend and hold each other harmless from and against any loss, cost, expense, claim or liability (including, without limitation, reasonable attorney's fees) arising under or in respect of any claim by any person or entity for any commission, fee or expense in respect of the transaction contemplated by this Agreement, where such claim is based in whole or in part upon any act of the indemnifying party or its representatives. The provisions of this Article shall survive the expiration, termination or cancellation of this Agreement, but shall not be construed as a covenant for the benefit of any third party.

14. Individual Sellers. Robert Einemann, Bernard Posner, Mark A. Gentile and James O'Neill hereby confirm all of the representations and warranties contained herein, and agree to indemnify and hold Purchaser harmless from and against misrepresentation or breach of any warranty by Corporate Sellers or any breach or failure by Sellers to comply with any term, covenant or condition of this agreement. Shareholders represent and warrant that they are the shareholders of Corporate Sellers, and that they have full power and authority to carry out and perform the undertakings and obligations as provided herein. Shareholders agree as aforesaid to induce Purchaser to enter into this agreement. No action or inaction of Sellers or Purchaser, including the giving of notices, shall affect, change or discharge the obligations of the Purchaser's Guarantors hereunder.

15. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Sellers' attorneys, Gallagher & Matthews at 11 Clinton Avenue, Rockville Center, NY 11570, and to Purchaser's attorney, Frederick C. Veit, Esq., at 2 Gannett Drive Suite 215, White Plains, NY 10604. The respective attorneys for the parties hereby are authorized to give any notice required or permitted hereunder and to agree to adjournments of the closing.

16. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

17. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

18. Changes Must Be In Writing. No delay or omission by either Sellers or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

19. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

20. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.  Binding  Effect.  This  agreement  shall be  binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, successors and assigns.

22. Cancellation. Purchaser reserves the right to cancel this Agreement, without penalty, if any negative disclosure is discovered regarding Sellers, Rotwein or their Assets, which would materially affect the value of Sellers' Assets. Purchaser's right to cancel shall be null and void subsequent to actual closing.

23. Confidentiality. Each party acknowledges and agrees that any information or data it has acquired from the other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including conducting due diligence or notifying a party's lender), or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine readable form) concerning: general business operations: methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, clients and potential clients; negotiations or other business contacts with suppliers, personnel, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data and documentation; software programs, however embodied; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

24. Repurchase Option. (a) If at any time on or before two years from the closing date (i) at least 51% of the outstanding equity stock of the Purchaser shall be held, directly or indirectly, by Oak Tree Medical Systems, Inc. ("Oak Tree") and (ii) there shall occur a Change of Control (as defined below) of Oak Tree, the Sellers (or such fewer of them as shall then be in existence), jointly and not severally, shall have the option (the "Option") to repurchase the Assets and any additions or accretions thereto or substitutions therefor, to the extent owned by the Purchaser at the time of occurrence of the change of control (the "Option Assets"), at a price (the "Option Price") equal to the Purchase Value (as defined below); provided, however, that if the Fair Market Value (as defined below) of the Option Assets differs from the Purchase Value by more than 30% of the Purchase Value, the Option Price shall equal the Fair Market Value. The Option shall be exercisable by delivery of a written notice from the Sellers to the Purchaser to that effect no later than 90 days after the occurrence of the Change of Control. Such notice shall specify a date for consummation (the "Consummation Date") of the acquisition by the Sellers of the Option Assets, which date shall be a business day no later then 30 days after the delivery to the Purchaser of the notice of exercise. On the Consummation Date, the Purchaser shall transfer and convey to the Sellers all of the Purchaser's right, title and interest in and to the Option Assets, free and clear of all claims, liens and encumbrances. The Purchaser and the Company agree to take all such action and to execute all such agreements and documents as shall reasonably be required to effect the transfer and conveyance of the Option Assets to the Sellers as aforesaid.

     (b) The Option Price shall be paid in cash on the Consummation Date, subject, however, to the following provisions.

          (i) Sellers, at their election, may deliver 6,000 shares of Oak Tree common stock in lieu of a cash payment in the amount set forth in clause (y) of the definition of "Purchase Value".

          (ii) Sellers, at their election, may deliver the shares of Oak Tree common stock issuable to them pursuant to clause (e) of Section 3 in lieu of the payment of 550,000 in cash; and

         (iii) Sellers, at their election, may deliver the Promissory Note referred to in clause (e) of Section 3 in lieu of the payment of cash in the amount of the outstanding principal amount of the Promissory Note.

     (c)  For purposes of this Section,

     "Change of Control" shall mean the occurrence of either on of the following events:

          (i) Any person or entity (including any group as such term is used under Section 13 (d) of the Securities Exchange Act of 1934), other than Henry Dubbin, becomes a "beneficial owner", as such term is used in Rule 13d-3 promulgated under such Act, of 50% or more of the voting stock of the Oak Tree; or

          (ii) The majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election of nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

(d) The Option shall not be assignable without the written consent of the Company except by operation of law. Sellers shall be entitled to specific performance of the Option.

(e) For all purposes under this Section 24 Sellers shall be represented by Mark Gentile or if he be incapable of functioning by James O'Neill, or if he be incapable of functioning, by Robert Einemann, or if he is incapable of functioning by Bernard Posner, and all rights, privileges, duties and obligations of Sellers hereunder shall be exercised and enforced by the Seller Representative in such capacity.

         "Fair Market Value" shall mean the fair market value of the Option Assets as determined by an independent appraiser selected by the Sellers and reasonably acceptable to the Purchaser.

         "Purchase Value" shall mean (x) $1,500,000 plus (y) the value of 6,000 shares of Oak Tree common stock determined on the basis of the average of the last reported bid prices for such stock on the five days prior to the Consummation Date plus (z) the amount of any payments made by the Purchaser pursuant to the Performance Incentive Agreement, of even date, between the Sellers and the Purchaser.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

       SELLERS:

                                        By /s/ Mark A. Gentile
                                           --------------------------
                                                  Mark A. Gentile

                                        By /s/ James O'Neill
                                           --------------------------
                                                  James O'Neill

                                        By /s/ Robert Einemann
                                           --------------------------
                                                  Robert Einemann

                                        By /s/ Bernard Posner
                                           --------------------------
                                                  Bernard Posner

                                        By /s/ Steven Rotwein
                                           --------------------------
                                                  Steven Rotwein

SOUTHERN PROFESSIONAL ASSOCIATES, INC. d/b/a Paerdegat Physical Therapy

ATTEST:

                                        By /s/
                                           --------------------------
                                                  President

By /s/
   ---------------------
        Secretary

SOUTHERN PROFESSIONAL ASSOCIATES, INC. d/b/a/ Atrium Physical Therapy

ATTEST:

                                        By /s/
                                           -------------------------
                                                  President

By /s/
   --------------------
        Secretary

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

       TRANSFERORS:

                                        By /s/ Mark A. Gentile
                                           --------------------------
                                                  Mark A. Gentile

                                        By /s/ James O'Neill
                                           --------------------------
                                                  James O'Neill

                                        By /s/ Robert Einemann
                                           --------------------------
                                                  Robert Einemann

                                        By /s/ Bernard Posner
                                           --------------------------
                                                  Bernard Posner


SOUTHERN PROFESSIONAL ASSOCIATES, INC. d/b/a Paerdegat Physical Therapy

ATTEST:

                                        By /s/
                                           --------------------------
                                                  President

By /s/
   ---------------------
        Secretary

SOUTHERN PROFESSIONAL ASSOCIATES, INC. d/b/a/ Atrium Physical Therapy

ATTEST:

                                        By /s/
                                           -------------------------
                                                  President

By /s/
   --------------------
        Secretary

MAPLE HEALTH d/b/a Sportset Physical Therapy


ATTEST:

                                        By /s/
                                        -----------------------
                                                President
By /s/ James J. O'Neill
------------------------
       Secretary

NORTHERN PROFESSIONAL ASSOCIATES, INC. d/b/a/ Sportset-Syosset Physical Therapy

ATTEST:

                                        By /s/
                                        -----------------------
                                                President
By /s/ James J. O'Neill
------------------------
       Secretary

STEVEN ROTWEIN, P.T., P.C..

ATTEST:

                                            By /s/ Steven Rotwein
                                               -----------------------
                                                     Steven Rotwein

By /s/
   ---------------------
                  Secretary

PURCHASER:

OAK TREE MEDICAL MANAGEMENT, INC.

 ATTEST:

                                            By /s/
                                               ----------------------
                                                      President


By /s/
   ---------------------
         Treasurer

OAK TREE MEDICAL SYSTEMS, INC. for purposes of paragraphs 3(e) and 3(f) only.

ATTEST:

                                        By /s/
                                           -----------------------
                                             CEO
By /s/ David D. Rosenberg
   ----------------------
         CFO

STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Mark Gentile, to me known, who being duly sworn, did depose and say that he resides at

               ; that he is the President of Maple Health, Inc. d/b/a Sportset Physical Therapy the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997


STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Mark Gentile, to me known, who being duly sworn, did depose and say that he resides at

               ; that he is the President of Northern Professional Associates, Inc. d/b/a/ Sportset-Syosset Physical Therapy, the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997

STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Mark Gentile, to me known, who being duly sworn, did depose and say that he resides at

               ; that he is the President of Southern Professional Associates, Inc. d/b/a/ Atrium Physical Therapy, the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997


STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Mark Gentile, to me known, who being duly sworn, did depose and say that he resides at

               ; that he is the President of Southern Professional Associates, Inc. d/b/a/ Paerdegat Physical Therapy, the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997

STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally Steven Rotwein, to me known, who being duly sworn, did depose and say that he resides at

                                                  ; that he is the President of
Steven Rotwein, P.T., P.C., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997


STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came William Kedersha, to me known, who being duly sworn, did depose and say that he resides at
                                               ; that he is the Chief Executive
Officer of Oak Tree Medical Management, Inc., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ Frederick C. Veit
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                      FREDERICK C. VEIT
                                                Notary Public, State of New York
                                                          No. 4036646
                                                 Qualified in Westchester County
                                                Commission Expires Nov. 13, 1998

STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

     On the 11 day of December 1996, before me personally came William Kedersha, to me known, who being duly sworn, did depose and say that he resides at

                                                ; that he is the Chief Executive
Officer of Oak Tree Medical Systems, Inc., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                /s/ Frederick C. Veit
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                      FREDERICK C. VEIT
                                                Notary Public, State of New York
                                                          No. 4036646
                                                 Qualified in Westchester County
                                                Commission Expires Nov. 13, 1998

STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Mark Gentile, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997

STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

                  On the day of December, 1996, before me personally came James O'Neill, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997


STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Bernard Posner, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997

STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Robert Einemann, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997


STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

     On the 11 day of December, 1996, before me personally came Steven Rotwein, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                /s/ John A. Matthews, Jr.
                                                -------------------------------
                                                Notary Public
                                                My commission expires on

                                                           John A. Matthews, Jr.
                                                Notary Public, State of New York
                                                          No. 30-4738305
                                                      Qualified in Nassau County
                                                Commission Expires Nov. 30, 1997

                                   EXHIBIT A-1

                          Equipment and General Assets

         Business/Trade Names
         Attached Equipment Lists

                                   EXHIBIT A-2

                                    Furniture

                                    Fixtures

                                  Improvements

                                   EXHIBIT A-3

                                   The Leases

                                   EXHIBIT A-4

                         Contracts and Equipment Leases

                                   EXHIBIT A-5

               Bank Accounts, Safe Deposit Boxes, Lines of Credit
                     and Persons Authorized to Access Each

                                    EXHIBIT B

                              Promissory Note Terms

          Principal Amount:    $500,000.00

      Term: Payable in quarterly installments, over three (3) years from date of closing.

      Interest: Simple  interest  at Twelve  and  One-Half  percent  (12.5%)
                interest per year.

      Collateral:  The assets of  Oak Tree Medical Management, Inc.

      Prepayment:   a)   No Penalty.

                    b) An accelerated payment will be made, at the time of the receipt of any proceeds from any investment underwriting. The accelerated payment amount may not exceed five (5%) percent of such net proceeds from the underwriting(s). Such underwriting(s) must net at least $500,000 for Purchaser.

                    c) An accelerated payment will be make in any of the three years of the Term, if the total combined pre-tax profits of all four facilities acquired under this Agreement exceeds $750,000 in any of the three years of this Term. Such payment shall be ten (10%) percent of such excess pre-tax profits.

     Equity Conversion: It is the intention of the Parties to convert the subject debt to a stock interest in the parent company. Sellers will cooperate in this endeavor.

                                   EXHIBIT C

                              FINANCIAL STATEMENTS

                                    EXHIBIT D

                         PERFORMANCE INCENTIVE AGREEMENT

As additional consideration for the Covenants and Agreements contained in the Agreement of Sale between the Parties,(the "Agreement of Sale"), it is agreed that additional incentive payments will be made by Purchaser to Sellers, when certain financial benchmarks (using Generally Accepted Accounting Principles) are reached by the subject practices, subsequent to closing on the Agreement of Sale. The following formulas will serve as the basis for such incentive payments:

     (A) Syosset; at one (1) year from closing, for the calendar year 1997, Sellers will receive an additional payment based on the following formula: One Hundred Twenty percent (120%) of allocated pre-tax profits for 1997, to be paid out in three equal installments over three years.

     (B) Atrium; to the extent the practice allocated pre-tax profits exceed $250,000 within the first year of closing and $400,000 the second year (calendar years 1997 and 1998 respectively), Sellers will receive an additional payment of twenty (20%) percent of such pre-tax profits, for each year such excess profits exceed the minimum levels stated ($250,000 & $400,000 respectively). Such payments, if any, will be made on the one and two year anniversaries of closing, respectively.

     (C) Brooklyn; to the extent the practice allocated pre-tax profits exceed $100,000 above earnings as of closing, Sellers will be paid ten percent (10%) of such excess. Such earnings and payment, if any, will be determined at the end of each of the four calendar years following Closing. 1997 will be the first year considered. The year 2000 will be the last year considered. Sellers will not be paid more than a total of $100,000 under this provision.

     (D) If the total pre-tax profits for all four of the New York Facilities acquired under the Agreement of Sale exceeds a $750,000 benchmark base within any one (1) calendar year during the three (3) calendar years following the closing, and while an employment agreement with is in effect with Mark Gentile, then Sellers will receive ten (10%) percent of such pre-tax profits which exceed $750,000 for each applicable year. Payments, if any, will be made at the close of each year's anniversary following closing.

     (E) If Purchaser or its parent company, Oak Tree Medical Systems, Inc., is sold or transferred within eighteen (18) months of the date of this Agreement, then a special "transfer incentive payment" will be made to Sellers. Such payment will be made in the form of cash, based on the following formula, but in no event shall such payment under this provision exceed Two Hundred Fifty Thousand dollars ($250,000):


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               1)a  At  the  time  of  Purchaser's  sale  or  transfer  within eighteen (18) months, in calculating the maximum transfer incentive payment of $250,000.00, the parties will consider the appreciation of the Stock transferred pursuant to paragraph 3(e) of the subject Agreement of Sale. (the "Stock"). If, on the date of Purchaser's sale or transfer, the Stock appreciated such that it is worth $900,000 or more on the date of Purchaser's sale or transfer, then no transfer incentive payment will be made hereunder.

                 b If, on the date of Purchaser's sale or transfer, the Stock appreciated but it is worth less than $900,000 on the date of Purchaser's sale or transfer, then a transfer incentive cash payment will be made to Sellers, such that the total value of the Stock as of the date of sale or transfer and the cash transfer incentive payment, will equal $900,000.

               2) If, on the date of Purchaser's sale or transfer, the Stock has depreciated in value below $650,000 then a cash transfer incentive payment will be made to Sellers in the amount of $250,000.

               3) Any cash transfer incentive payments made hereunder shall never exceed twenty (20%) percent of any cash payments made to Purchasers or its Parent, Oak Tree Medical Systems, Inc., under the terms of a sale or transfer made within eighteen
                    (18) months of this Agreement

               4) No cash transfer incentive payments will be made hereunder unless the pre-tax profits for all four of the New York Facilities acquired under the Agreement of Sale equals or exceeds $550,000 per year, (prorata) for the eighteen months from the date of this Agreement, or as pro-rated if Purchaser is sold or transferred within one (1) year.

     (F) Purchaser will have up to Sixty (60) days after the end of any year, within which to calculate any payments due sellers here under.

     (G) Pretax profits shall be determined in accordance with generally accepted accounting principles, and shall include all operating income of the respective facilities less all direct, indirect, and allocable expenses. Allocable expenses shall include an allocation of all corporate office (Oak Tree Medical Systems, Inc. and Purchaser) payroll, rent, office, and other operating expenses which shall be allocated based upon the relative time input of employee and/or relative operating revenue of the respective facilities to all facilities. Allocable costs shall not include any interest on corporate debt (except with respect to equipment utilized at the facility), and amortization of goodwill. All allocations will be determined in accordance with the Corporation's allocation procedures.


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